Exhibit 10.29

                                 LOAN AGREEMENT


DATE; AUGUST 13, 2003


BETWEEN

THE SINGING MACHINE COMPANY INC. of 0601 Lyons Road, Building A-7, Coconut Creek, FL 33073, USA (the "Singing Machine" or "SMC").

Mr. JOSEF A. BAUER of 100 Sunrise Ave. Apt. 211, Palm Beach FL 33480, USA (the "LENDER)

A.   PREAMBLE

1. SMC and the Lender have been engaged on a discussion where the Lender lends total of Three Hundred Fifty Thousands US Dollar (US$350,000) to SMC in form of short term loan. SMC will provide its publicly traded stock as collateral. This loan will be subordinated to existing loan from LaSalle Business Credit LLC.

2. Pursuant to the aforesaid, the Lender agreed to make available the loan on the terms and conditions herein contained;

B.   TERMS AND CONDITIONS

1)   LOAN

     The Lender had advanced the US$350,000 to the Singing Machine on or before July 10, 2003. The Lender will wire the money to a bank account designated by the Singing Machine. The maturity of the loan will be October 31, 2003 or such later date as mutually agreed between the parties.

2)   INTEREST RATE AND OTHER TERMS OF THE LOAN

     The interest rate on this loan is nine and half percent (9.5%) per annum. The total interest payment will be paid with the principal at maturity.

     It is understood by both parties that SMC is currently seeking a fairness opinion on the interest rate and any additional consideration that may be awarded to the Lender in the form of SMC stock or warrants.

     The above interest rate and other terms may be subject to change and will be mutually agreed upon by the parties if necessary.

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

4)   PAYMENT OF LOAN

     SMG will pay the lender the total amount of Three hundred and fifty thousand dollars (US$350,000) plus interest payment by or before October 31, 2003. If the Singing Machine is unable to pay this amount in full on October 31, 2003, the tender agrees that it will convert its loan and all accrued interest into equity of the Singing Machine. The conversian price will be equal to the average trading price of the Singing Machine's common stock during the last five trading days prior to August 1, 2003. In the event the average price of the Singing Machine's stock is below the Conversion Price on Maturity Date, the Conversion Price will be recalculated so that it equals the average of the high and low sales prices during the 5 trading days prior to Maturity Date. After the Lender has converted its loan into equity, the Lender agrees that the Singling Machine will not have any obligation to repay the $350,000 loan.

5)   REGISTRATION AND NON-TRANSFERABLE

     The Singing Machine agrees to use its best efforts to file a registration statement to register the shares issued pursuant to Section 4 as soon as reasonably possible. The Lender agrees that it will not transfer, assign, change or alternate in any manner this convertible loan without the prior written agreement from the Singing Machine.

6)   GOVERNING LAW AND ENTIRE AGFREMENT

This aqreement is governed by the laws of States of Florida, USA, without regard to its rules on conflicts of law and each party consents to the venue and jurisdiction of its courts.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and year first above written.

For and for and on behalf of                 ) /s/ Robert J. Weinberg
The Singing Machine Company Inc.             )
Print Name                                   )

For and on behalf of                         )
Mr. Josef A. Bauer                           )
Print Name                                   )

/s/ Josef A. Bauer

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


                                 LOAN AGREEMENT

DATE: AUGUST 13, 2003

BETWEEN

THE SINGING MACHINE COMPANY INC. of 6601 Lyons Road, Building A-7, Coconut Creek, FL 33073, USA (the "Singing Machine" or "SMC").

HOWARD MOORE & HELENE MOORE LIVING TRUST of 2540 Hayesville Ave. Henderson, NV 89052, USA (the "Lender")

A. PREAMBLE

1. SMC and the Lender have been engaged on a discussion where the Lender lends total of Two Hundred Thousands US Dollar (US$200,000) to SMC in form of short term loan. SMC will provide its publicly traded stock as collateral. This loan will be subordinated to existing loan from LaSalle Business Credit LLC.

 2. Pursuant to the aforesaid, the Lender agreed to make available the loan on the terms and conditions herein contained:

B. TERMS AND CONDITIONS

1)   LOAN

     The Lender had advanced the US$200,000 to the Singing Machine on or before July 10, 2003. The Lender will wire the money to a bank account designated by the Singing Machine. The maturity of the loan will be October 31, 2003 or such later date as mutually agreed between the parties.

2)   INTEREST RATE AND OTHER TERMS OF THE LOAN

     The interest rate on this loan is nine and half percent (9.5%) per annum. The total interest payment will be paid with the principal at maturity.

     It is understood by both parties that SMC is currently seeking a fairness opinion on the interest rate and any additional consideration that may be awarded to the Lender in the form of SMC stock or warrants.

     The above interest rate and other terms may be subject to change and will be mutually agreed upon by the parties if necessary.


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

4)   PAYMENT OF LOAN

     SMG will pay the lender the total amount of Two hundred thousand dollars (US$200,000) plus interest payment by or before October 31, 2003. If the Singing Machine is unable to pay this amount in full on October 31, 2003, the tender agrees that it will convert its loan and all accrued interest into equity of the Singing Machine. The conversian price will be equal to the average trading price of the Singing Machine's common stock during the last five trading days prior to August 1, 2003. In the event the average price of the Singing Machine's stock is below the Conversion Price on Maturity Date, the Conversion Price will be recalculated so that it equals the average of the high and low sales prices during the 5 trading days prior to Maturity Date. After the Lender has converted its loan into equity, the Lender agrees that the Singling Machine will not have any obligation to repay the $200,000 loan.

5)   REGISTRATION AND NON-TRANSFERABLE

     The Singing Machine agrees to use its best efforts to file a registration statement to register the shares issued pursuant to Section 4 as soon as reasonably possible. The Lender agrees that it will not transfer, assign, change or alternate in any manner this convertible loan without the prior written agreement from the Singing Machine.

6)   GOVERNING LAW AND ENTIRE AGFREMENT

This aqreement is governed by the laws of States of Florida, USA, without regard to its rules on conflicts of law and each party consents to the venue and jurisdiction of its courts.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and year first above written.

For and for and on behalf of                 ) /s/ Robert J. Weinberg
The Singing Machine Company Inc.             )     Robert J. Weinberg
Print Name                                   )

For and on behalf of                         ) /s/ Howard W. Moore, Trustee
Howard Moore & Helena Moore Living Trust     )     Howard W. Moore
Print Name                                   )


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

                                 LOAN AGREEMENT

DATE: AUGUST 13, 2003


BETWEEN


THE SINGING MACHINE COMPANY Inc. of 660 Lyons load, Building A-7, Coconut Creek, FL. 33073, USA (the "Singing Machine" or "SMC").

Mo. Maureen G. LaRoche of 572 Shaker Road, Northfield, NH 03276, USA (the "Lender")

A.   PREAMBLE

1. SMC and the Lender have been engaged on a discussion where the Lender lends total of Four Hundred Thousands US Dollar (US$400,000) to SMC in form of short term loan. SMC will provide its publicly traded stock as collateral. This loan will be subordinated to existing loan from LaSalle Business Credit LLC

2. Pursuant to the aforesaid, the Lander agreed to make available the loan on the terms and conditions herein contained:

B.   TERMS AND CONDITIONS

1)   LOAN

     The Lender had advanced the US$400,000 to the Singing Machine on or before July 10, 2(103. The Lender will wire the money to a bank account designated by the Singing Machine. The maturity of the loan will be October 31, 2003 or such later date as mutually agreed between the parties.

2)   INTEREST RATE AND OTHER TERMS OF THE LOAN

     The interest rate on this loan is nine and half percent (9.5%) per annum. The total interest payment will be paid with the principal at maturity.

     It is understood by both parties that SMC is currently seeking a fairness opinion on the interest rate and any additional consideration that may be awarded to the Lender in the form of SMC stock or warrants.

     The above interest rate and other terms may be subject to change and will be mutually agreed upon by the parties if necessary.

4)   PAYMENT OF LOAN

     SMG will pay the lender the total amount of Four hundred thousand dollars (US$400,000) plus interest payment by or before October 31, 2003. If the Singing Machine is unable to pay this amount in full on October 31, 2003, the tender agrees that it will convert its loan and all accrued interest into equity of the Singing Machine. The conversian price will be equal to the average trading price of the Singing Machine's common stock during the last five trading days prior to August 1, 2003. In the event the average price of the Singing Machine's stock is below the Conversion Price on Maturity Date, the Conversion Price will be recalculated so that it equals the average of the high and low sales prices during the 5 trading days prior to Maturity Date. After the Lender has converted its loan into equity, the Lender agrees that the Singling Machine will not have any obligation to repay the $400,000 loan.

5)   REGISTRATION AND NON-TRANSFERABLE

     The Singing Machine agrees to use its best efforts to file a registration statement to register the shares issued pursuant to Section 4 as soon as reasonably possible. The Lender agrees that it will not transfer, assign, change or alternate in any manner this convertible loan without the prior written agreement from the Singing Machine.

6)   GOVERNING LAW AND ENTIRE AGFREMENT

This aqreement is governed by the laws of States of Florida, USA, without regard to its rules on conflicts of law and each party consents to the venue and jurisdiction of its courts.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and year first above written.

For and for and on behalf of                 ) /s/ Robert J. Weinberg
The Singing Machine Company Inc.             )     Robert J. Weinberg
Print Name                                   )

For and on behalf of                         ) /s/ Maureen G. LaRoche
Maureen G. LaRoche                           )     Maureen G. LaRoche
Print Name                                   )

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



                                 LOAN AGREEMENT

DATE: AUGUST 13, 20003

THE SINGING MACHINE COMPANY INC. of 6601 Lyons Road, Building A-7, Coconut Creek, FL 33073, USA (the "Singing Machine" or "SMC").

Mr. YI PING CHAN of 2759 Hampton Circle East, Delray Beach, FL 33445, USA (the "Lender")

A.   PREAMBLE

 1. SMC and the Lender have been engaged on a discussion where the Lender lends total of Fifty Thousands US Dollar (US$50,000) to SMC in form of short term loan. SMC will provide its publicly traded stock as collateral. This loan will be subordinated to existing loan from LaSalle Business Credit LLC.

2. Pursuant to the aforesaid, the Lender agreed to make available the loan on the terms and conditions herein contained:

B.   TERMS AND CONDITIONS

1)    LOAN

     The Lender had advanced the US$50,000 to the Singing Machine on or before July 10, 2003. The Lender will wire the money to a bank account designated by the Singing Machine. The maturity of the loan will be October 31, 2003 or such later date as mutually agreed between the parties.

2)   INTEREST RATE AND OTHER TERMS OF THE LOAN

     The interest rate on this loan is nine and half percent (9.5%) per annum. The total interest payment will be paid with the principal at maturity.

     It is understood by both parties that SMC is currently seeking a fairness opinion on the interest rate and any additional consideration that may be awarded to the Lender in the form of SMC stock or warrants.

     The above interest rate and other terms may be subject to change and will be mutually agreed upon by the parties if necessary.

4)   PAYMENT OF LOAN

     SMC will pay the Lender the total amount of Fifty thousand dollars US$50,000) plus interest payment by or before October 31, 2003. If the Singing Machine is unable to pay this amount in full on October 31, 2003, the Lender agrees that it will convert its loan and all accrued interest into equity of the Singing Machine. The conversion price will be equal to the average trading price of the Singing Machine's common stock during the last five trading days prior to August 1, 2003. In the event the average price of the Singing Machine's stock is below the Conversion Price on Maturity Date, the Conversion Price will be recalculated so that it equal the average of the high and low sales prices during the 5 trading days prior to Maturity Date. After the Lender has converted its loan into equity, the Lender agrees that the Singing Machine will not have any obligation to repay the $50,000 loan.

5)   REGISTRATION AND NON-TRANSFERABLE

     The Singing Machine agrees to use its best efforts to file a registration statement to register the shares issued pursuant to Section 4 as soon as reasonably possible. The Lender agrees that it will not transfer, assign, change or alternate in any manner this convertible loan without the prior written agreement from the Singing Machine.

6)   GOVERNING LAW AND ENTIRE AGREEMENT

This Agreement is governed by the laws of States of Florida, USA, without regard to its rules on conflicts of law, and each party consents to the venue and jurisdiction of its courts.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and year first above written.

For and for and on behalf of                 ) /s/ Robert J. Weinberg
The Singing Machine Company Inc.             )     Robert J. Weinberg
Print Name                                   )

For and on behalf of                         ) /s/ Yi Ping Chan
Mr. Yi Ping Chan                             )
Print Name   Yi Ping Chan                    )


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